UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 31, 2005 (May 24, 2005)

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.

(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania		15601-1689
(Address of principal executive of offices)		(Zip code)

Registrant’s telephone number, including area code: (724) 837-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On May 24, 2005, Allegheny Energy, Inc. (“Allegheny”) entered into Amendment No. 4 (the “Amendment”) to the Credit Agreement, dated as of March 8, 2004, among Allegheny, the Lenders (as defined therein), the Issuing Banks (as defined therein) and Citicorp North America, Inc., as Administrative Agent (as amended, the “Credit Agreement”). The Amendment, which is effective as of May 17, 2005, revises the definition of “Borrower Interest Expense” as used in the Credit Agreement to read as follows:

“Borrower Interest Expense” means, for any period, (a) the sum of, without duplication, (i) the interest expense (including imputed interest expense in respect of Capitalized Leases) of the Borrower for such period (including all commissions, discounts and other fees and charges owed by the Borrower with respect to letters of credit and bankers’ acceptance financing), in each case determined in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Debt of the Borrower that is required to be capitalized rather than included in interest expense of the Borrower for such period in accordance with GAAP, minus (b) to the extent included in such interest expense referred to in clause (a)(i) for such period, amounts attributable to the amortization of financing costs and non-cash amounts attributable to the amortization of debt discounts in respect of Debt of the Borrower; provided, however, that neither (i) any payments of up to $47,300,000 in the aggregate made to holders of the 11 7/8% Mandatorily Convertible Trust Preferred Securities (the “Preferred Securities”) of Allegheny Capital Trust I in connection with the consummation of the tender for, and subsequent redemption of, the Preferred Securities and the corresponding tender and subsequent redemption of the Convertible Bonds and exercise of warrants attached thereto for shares of common stock par value $1.25 per share of the Borrower nor (ii) accrued interest and interest paid under the summary judgment granted against the Borrower in the Merrill Lynch Litigation, shall be included in any determination of the interest expense of the Borrower. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower with respect to interest rate Hedging Agreements.

The Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
10.1	Amendment No. 4 to Credit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: May 31, 2005	By:	/s/ Hyun Park
	Name:	Hyun Park
	Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 4 to Credit Agreement

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